DWM
Petroleum AG

DWM Petroleum AG
Bahnhofstr. 9
CH-6341 Baar

DWM Petroleum AG • Bahnhofstr.9 • CH-6341 Baar

Telefon 0041-(0)1-7181030
Telefax 0041-(0)1-7181039
e-Mail info@dwm-ag.com

Baar, January 19, 2009

Aufhebung Mietvertrag

Hiermit wird der Mietvertrag vom 01.05.2007 zwischen DWM Petroleum AG und Heinz Scholz per 31.01.2009 in beidseitigem Einverständnis aufgehoben.

Beide Parteien bestätigen, dass zukünftig keinerlei Rechtsansprüche geltend gemacht werden können.

Vermieter:

/s/ Heinz J. Scholz

Heinz J. Scholz

Mieter:

/s/ Erik Herlyn

Erik Herlyn (Chief Operating Officer)

DWM Petroleum AG

DWM Petroleum AG
Bahnhofstr. 9
CH-6341 Baar

DWM Petroleum AG • Bahnhofstr.9 • CH-6341 Baar

Telefon 0041-(0)44-7181030
Telefax 0041-(0)44-7181039
e-Mail info@dwm-ag.com

Baar, January 19, 2009

Cancellation of sub-tenancy contract

Herewith we agree that the sub-tenancy contract dated 1st May 2007 between DWM Petroleum AG and Heinz J. Scholz will be cancelled in mutual consent per 31st January 2009.

Both parties confirm that no legal action can be taken in future.

Lessor:

/s/ Heinz J. Scholz
Heinz J. Scholz

Leaser:

/s/ Erik Herlyn
Erik Herlyn (Chief Operating Officer)